EXHIBIT 10.23(ae)

Supplemental Agreement No. 30

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of Nov 4, 2003, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, and 737-900 aircraft (the Aircraft);

WHEREAS, Boeing and Buyer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have mutually agreed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Customer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Buyer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing and Customer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Customer have mutually agreed to concurrently amend the Purchase Agreement, Purchase Agreement Number 2061, Purchase Agreement Number 2211 and Purchase Agreement Number 2333 to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 30.

1.2 Remove and replace, in its entirety, page T-2-2 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with revised page T-2-2 Table 1, attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3 Remove and replace, in its entirety, page T-3-3 and page T-3-4 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with revised page T-3-3 and page T-3-4 of Table 1, attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4 Remove and replace, in its entirety, page T-5-2 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-900 Aircraft", with revised pages T-5-2 of Table 1, attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. Letter Agreements:

2.1 Remove and replace, in its entirety, Letter Agreement 1951-3R17, "Option Aircraft - Model 737-824 Aircraft", with the revised Letter Agreement 1951-3R18 attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2 Remove and replace, in its entirety, Letter Agreement 1951-9R14, "Option Aircraft - Model 737-724 Aircraft", with the revised Letter Agreement 1951-9R15 attached hereto, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3 Remove and replace, in its entirety, Letter Agreement 1951-12R4, "Option Aircraft - Model 737-924 Aircraft", with the revised Letter Agreement 1951-12R5 attached hereto, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4 Letter Agreement 6-1162-CHL-195, "Restructure Agreement for Model 737NG and 757-300 Aircraft" is hereby incorporated.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Michael S. Anderson By: /s/ Gerald Laderman

Its: Attorney-In-Fact        _ Its: Senior Vice President -

Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 5

2. Delivery, Title and Risk of Loss 2-1

3. Price of Aircraft 3-1 SA 26

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail Specification 7-1 SA 5

8. Federal Aviation Requirements and Certificates and
Export License 8-1 SA 5

9. Representatives, Inspection, Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

  Product Assurance; Disclaimer and Release; Exclusion of

Liabilities; Customer Support; Indemnification and Insurance 12-1

13. Buyer Furnished Equipment and Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

1. Aircraft Deliveries and Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and Descriptions - 737-700 T-2 SA 30

Aircraft Deliveries and Descriptions - 737-800 T-3 SA 30

Aircraft Deliveries and Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and Descriptions - 737-900 T-5 SA 30

EXHIBITS

A-1 Aircraft Configuration - Model 737-724 SA 26

A-2 Aircraft Configuration - Model 737-824 SA 26

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924 SA 26

B Product Assurance Document SA 1

C Customer Support Document - Code Two - Major Model Differences SA 1

C1 Customer Support Document - Code Three - Minor Model Differences SA 1

D Aircraft Price Adjustments - New Generation Aircraft (1995 Base Price) SA 1

D1 Airframe and Engine Price Adjustments - Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New Generation Aircraft (1997 Base Price) SA 5

E Buyer Furnished Equipment Provisions Document SA 20

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R3 Seller Purchased Equipment SA 5

1951-3R18 Option Aircraft-Model 737-824 Aircraft SA 30

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R2 Promotional Support - New Generation Aircraft SA 5

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation Aircraft SA 4

1951-9R15 Option Aircraft-Model 737-724 Aircraft SA 30

1951-11R1 Escalation Sharing-Current Generation Aircraft SA 4

1951-12R5 Option Aircraft - Model 737-924 Aircraft SA 30

1951-13 Configuration Matters - Model 737-924 SA 5

1951-14 Installation of Cabin Systems Equipment SA 22

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model 737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model 737-824 Aircraft

6-1162-MMF-308R3 Disclosure of Confidential Information SA 5

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 1

6-1162-MMF-311R4 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 22

6-1162-MMF-312R1 Special Purchase Agreement Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model 737-524 Aircraft SA 3

6-1162-GOC-015 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 2

6-1162-GOC-131R3 Special Matters SA 22

6-1162-DMH-365 Performance Guarantees - Model 737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 8

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 14

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 15

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] SA 16

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model 737NG and

757-300 Aircraft SA 30

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10,1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10,1997

Supplemental Agreement No. 5 May 21,1998

Supplemental Agreement No. 6 July 30,1998

Supplemental Agreement No. 7 November 12,1998

Supplemental Agreement No. 8 December 7,1998

Supplemental Agreement No. 9 February 18,1999

Supplemental Agreement No. 10 March 19,1999

Supplemental Agreement No. 11 May 14,1999

Supplemental Agreement No. 12 July 2,1999

Supplemental Agreement No. 13 October 13,1999

Supplemental Agreement No. 14 December 13,1999

Supplemental Agreement No. 15 January 13,2000

Supplemental Agreement No. 16 March 17,2000

Supplemental Agreement No. 17 May 16,2000

Supplemental Agreement No. 18 September 11,2000

Supplemental Agreement No. 19 October 31,2000

Supplemental Agreement No. 20 December 21,2000

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 21 March 30,2001

Supplemental Agreement No. 22 May 23, 2001

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 29, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951-9R15

November 4, 2003

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 1951-9R15 to Purchase Agreement No. 1951 - Option Aircraft - Model 737-724 Aircraft

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-724 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-9R14 dated April 1, 2003.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-724 Aircraft (the Option Aircraft) to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1. Delivery.

The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

Month and Year Number of

of Delivery   Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Price.

The basic price of the Option Aircraft shall be the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. Option Aircraft Deposit.

In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, Buyer has paid a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit) prior to the date of this Letter Agreement. If Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

If Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. Option Exercise.

To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

Option Aircraft Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Contract Terms.

Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

If the parties have not entered into such an Option Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6. Cancellation of Option to Purchase.

Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter Agreement, or in the Agreement, as the case may be:

(i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

(ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

(iii) exercise of the option to purchase such Option Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

If an option is cancelled as provided above, Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its  Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Nov 4, 2003

CONTINENTAL AIRLINES, INC.,

By  /s/ Gerald Laderman

Its  Senior Vice President - Finance and Treasurer

Attachment

Model 737-724 Aircraft

1. Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-42 Revision A, dated as of November 1, 1998, as amended and revised pursuant to the Agreement.

1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

(1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a Supplemental Agreement for the Option Aircraft.

(2) Changes mutually agreed upon.

(3) Changes required to obtain a Standard Certificate of Airworthiness.

1.3 Effect of Changes. Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price Description.

2.1 Price Adjustments.

2.1.1 Base Price Adjustments. The Base Airplane Price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Supplemental Agreement for the Option Aircraft.

2.1.2 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Supplemental Agreement for the Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1.3 Escalation Adjustments. The Base Airframe and Special Features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

2.1.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Prices for Option Aircraft for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Supplemental Agreement for the Option Aircraft.

2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such price.

3. Advance Payments.

3.1 If Buyer exercises its right under this letter agreement to acquire an Option Aircraft, Buyer shall pay to Boeing advance payments for such Option Aircraft pursuant to the schedule for payment of advance payments provided in the Agreement.

1951-12R5

November 4, 2003

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft - Model 737-924 Aircraft

Reference: Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-924 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-12R4 dated March 29, 2002.

Boeing agrees to manufacture and sell to Buyer up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-924 aircraft (the Option Aircraft), on the same terms and conditions set forth in the Agreement, subject to the terms and conditions set forth below. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes.

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the supplemental agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and

(iii)Changes mutually agreed upon.

1.3 Effect of Changes: Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price.

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Special Features. The price for Special Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the supplemental agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Base Airplane Price and the price of Special Features for Option Aircraft delivering before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be escalated on the same basis as the Aircraft.

2.2.3 Base Price Adjustments. The Base Airplane Price of the Option Aircraft delivering before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be adjusted to Boeing's then current prices as of the date of execution of the supplemental agreement for the Option Aircraft.

3. Payment.

3.1 Buyer has paid a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (the Option Deposit) prior to the date of this Letter Agreement. If Buyer exercises an option, the Option Deposit applicable to such aircraft will be credited against the first advance payment due for such aircraft. If Buyer does not exercise an option, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

Option Aircraft Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 If Boeing must make production decisions which are dependent on Buyer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date in which case Boeing shall give Buyer prior written notice thereof and such acceleration shall be subject to Buyer's agreement. If Boeing and Buyer fail to agree to a revised Option Exercise Date, either party may terminate the option [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Contract Terms.

Boeing and Buyer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in a supplemental agreement to the Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a supplemental agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft supplemental agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

Very truly yours,

THE BOEING COMPANY

By  /s/ Michael S. Anderson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 4, 2003

CONTINENTAL AIRLINES, INC.

By   /s/Gerald Laderman

Its  Senior Vice President - Finance and Treasurer

Attachment

Attachment to

Letter Agreement 1951-12R5 Option Aircraft Delivery,

Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CHL-195

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Restructure Agreement for Model 737NG and 757-300 Aircraft

Reference: Purchase Agreement Nos. 1951, 2061, 2211 and 2333 (the Purchase Agreement or the Purchase Agreements) between The Boeing Company (Boeing) and Continental Airlines, Inc. relating to Model 737-700, 737-800, 737-900 and 757-300 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreements.

1. Rescheduled Delivery and Substitution of Aircraft.

Customer has requested and Boeing has agreed to a further reschedule of the delivery dates for certain Aircraft and substitution of certain Aircraft (collectively referred to as the Restructured Aircraft hereinafter) as set forth in Attachment A and the Supplemental Agreements to the respective Purchase Agreements. Customer shall take delivery of each Restructured Aircraft in accordance with the terms of the respective Purchase Agreement and the revised delivery dates specified in Table 1 to the respective Purchase Agreement.

2. Rescheduled Model 737 Aircraft Charges.

Customer shall pay Boeing Thirteen Million Five Hundred Thousand Dollars ($13,500,000) in consideration of the costs for rescheduling the Model 737 Aircraft. Customer shall pay this amount in accordance with the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Advance Payment Matters.

4.1 Advance Payments Adjustments for Restructured Aircraft. Advance Payment Base Prices and advance payment schedules for the Restructured Aircraft will be adjusted to reflect the revised delivery schedule and use the latest escalation factors available to Boeing. Boeing will retain all advance payments received to date for these Restructured Aircraft and shall apply these retained advance payments to Customer's advance payment requirements as mutually agreed to by Customer and Boeing.

4.2 Option Deposit Allocation for Cancelled 757-300 Option Aircraft. Boeing will retain all Option Deposits received to date for the eleven (11) cancelled 757-300 Option Aircraft and shall apply these retained Option Deposits to Customer's advance payment requirements as mutually agreed to by Customer and Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Right of First Refusal for Additional Aircraft Requirements.

In recognition of the significant financial impact to Boeing resulting from rescheduling and substitution of these Restructured Aircraft, Customer hereby agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The foregoing right of first refusal shall not be construed to apply to the following aircraft or transactions:

    aircraft acquired by Customer through a merger with or acquisition of a certified air carrier (or all or substantially all of such air carrier's assets so long as a material portion of the assets being acquired consist of assets other than aircraft) operating such aircraft at the time of merger or acquisition, or having firm purchase agreements for the acquisition thereof; or
    the renegotiation by Customer of aircraft leases with unexpired lease terms whereby Customer chooses to replace older leased aircraft with newer leased aircraft provided by one or more third parties or to reduce the number of leased aircraft in Customer's fleet, so long as after giving effect to such transactions, there is no material net increase in the lease term or the number of leased aircraft in Customer's fleet or a resulting adverse impact on Customer's acquisition of the Restructured Aircraft; or
    aircraft currently leased by the Customer or any of its subsidiaries (including any extensions of the lease term or purchase of such aircraft).

8. BFE/SPE and Vendor Charges.

Customer shall be solely responsible for payment of any BFE/SPE or vendor price changes resulting from the substitution and rescheduling of these Restructured Aircraft.

9. Option Aircraft.

9.1 Customer's Model 737 Option Aircraft delivery positions are hereby revised in accordance with the schedule in Attachment B to this Letter Agreement to accommodate Customer's request and changes to Boeing's production schedules necessitated by the rescheduling of the Restructured Aircraft.

9.2 Boeing and Customer hereby agree to substitute twelve (12) Model 737-900 Option Aircraft for two (2) Model 777-200ER Option Aircraft and two (2) Model 767-200ER Option Aircraft as specified in Attachment B. Option Deposits on the Model 777-200ER and Model 767-200ER Option Aircraft totaling One Million Two Hundred Thousand Dollars ($1,200,000) will be applied to the Model 737-900 Option Aircraft at One Hundred Thousand Dollars ($100,000) per Aircraft.

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement and the attachments hereto as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations; provided that the Customer may disclose this Letter Agreement to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the purpose of obtaining its consent (if any such consent is required) under the Credit Agreement dated as of January 12, 2001.

Very truly yours,

THE BOEING COMPANY

By   /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 4, 2003

Continental airlines, inc.

By    /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

RESCHEDULED AIRCRAFT

Model 737-724 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	31664	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	31637
3	32827
4	31638
5	32826
6	31639
7	31665
8	33456
9	31666
10	33457
11	32828
12	33459
13	33458
14	33460
15	32829

Model 737-824 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	33453	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	34000
3	34001
4	34002
5	34003
6	34004
7	34005
8	31602
9	33461
10	32834
11	31603
12	31604
13	32832
14	31605
15	31633
16	32833
17	32835
18	32836
19	33527
20	33528
21	33529
22	33530
23	33531
24	33532
25	33533
26	33534
27	33535
28	33536
29	33537

Model 737-924 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	30130	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	30131
3	30132

Model 757-324 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	32815	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	32816
3	32817
4	32818
5	32819
6	32820
7	32821
8	32822
9	32823
10	32824

Notes:

Pursuant to Customer's request, six (6) 737-824 Aircraft were added as substitutions for six (6) 757-324 Aircraft.

OPTION AIRCRAFT

Model 737-724 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

Model 737-824 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1
2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

Model 737-924 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

Model 757-324 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11

Model 767-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2

Model 777-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2

Notes:

Pursuant to Customer's request, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].